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                          RNC Mutual Fund Group, Inc.
                               Semi-Annual Report









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                               Six Months Ending
                                 March 31, 2001

                             RNC MONEY MARKET FUND

Dear Shareholders,

     We are pleased to provide you with the semi-annual report for the period ending March 31, 2001.

     The Fund continues to exhibit favorable returns as measured by its peer group of First Tier Taxable Money Market Funds. This top tier group of funds only invests in the highest quality short term investments. As of March 31, 2001, the net seven-day yield for the Fund, after expenses, was 4.53% (annualized). The first quarter of 2001 witnessed a continuation of the strong fixed income performance achieved during the latter part of last year. Money market yields fell dramatically during the period, in response to the Federal Open Market Committee's ("FOMC") aggressive lowering of the targeted fed funds rate by 150 basis points, in three separate 50 basis point increments. Furthermore, as economic growth waned and the equity markets continued to crumble from the weight of lowered earnings expectations, investors flocked to the relative safety of fixed income products. This "flight to quality" was reflected by a large influx of assets flowing into money market funds and served to push yield levels down further. In fact, during the first quarter, overall money market fund assets increased by $21 billion to finally exceed the magic $2 trillion level.(1)

     In this environment, we are maintaining a somewhat longer average maturity compared with the Fund's peer group (61 days vs. 56 days), thus locking-in higher yields in anticipation of further by the FOMC easing. At the same time, we have been very sensitive to credit risk factors which has allowed us to avoid the pitfalls of event risk as the stalwarts of yesteryear continued to reflect dismal results. Furthermore, we correctly anticipated the ramifications of deregulation of the stock utility companies in the state of California. As a result, unlike most other money market funds, we were not affected by the defaults of Southern California Edison and Pacific Gas & Electric (PG&E) companies, or by the subsequent bankruptcy filing by PG&E. Also, we continue to maintain a high credit quality standard for the Fund's investments, which has caused us to underweight our exposure to commercial paper. Basically, we believe the key to success at this time is to stress fundamental research, while focussing on quality characteristics and maintaining a high degree of portfolio liquidity.

     Thank you for expressing the confidence in our ability to provide a benefit to you as a shareholder in this Fund. Please call us should you have any questions regarding the Fund in general or your account specifically.

Sincerely,

/s/ DANIEL J. GENTER
--------------------
Daniel J. Genter
President
RNC Mutual Fund Group, Inc.,
RNC Capital Management, LLC

------------
(1) As published in the imoneynet.com Money Fund Report



                             RNC MONEY MARKET FUND

INVESTMENT PORTFOLIO at March 31, 2001 (Unaudited)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

1st TIER COMMERCIAL PAPER: 47.1%+
$ 1,500,000   American Express Co., 5.150%, 4/10/01                  $ 1,498,069
  2,000,000   American Honda Finance Corp.,4.850%, 06/08/01            1,981,678
  1,500,000   CIT Group, Inc., 5.330%, 04/03/01                        1,499,556
  2,000,000   EI DuPont de Nemours and Company,
                    5.070%, 04/12/01                                   1,996,902
  2,000,000   Ford Motor Credit Corp., 4.930%, 06/08/01                1,981,375
  1,500,000   Household Finance Corp., 4.970%, 04/26/01                1,494,823
  2,000,000   LaSalle National Corp., 4.860%, 04/23/2001               1,994,060
  2,300,000   Schering Corp., 4.880%, 04/02/01                         2,299,688
  2,400,000   Toyota Motor Credit Corp., 4.830%, 04/26/01              2,391,950
  1,500,000   Wells Fargo Financial, Inc., 5.000%, 04/17/01            1,496,666
                                                                     -----------
Total 1st Tier Commercial Paper                                       18,634,767
                                                                     -----------

BANKERS ACCEPTANCE: 8.7%
  2,000,000   Bank of America Corp., 5.940%, 05/02/01                  1,989,821
  1,466,019   Fifth Third Bank, 4.980%, 04/05/01                       1,465,208
                                                                     -----------
Total Bankers Acceptance                                               3,455,029
                                                                     -----------

CORPORATE TERM DEBT: 11.6%
  1,000,000   Associates Corp. North America Senior Notes,
                    7.500%, 04/15/02                                   1,027,247
  1,030,000   Coca-Cola Enterprise Notes, 7.875%, 02/01/02             1,053,129
  1,000,000   General Motors Acceptance Corp., Medium Term
                    Notes, 6.750%, 06/05/01                              999,275
  1,500,000   Mobil Oil Corp. - ESOP Medium Term Notes (Exxon),
                    6.250% 08/31/2001                                  1,506,701
                                                                     -----------
Total Corporate Term Debt                                              4,586,352
                                                                     -----------


Principal Amount                                                        Value
--------------------------------------------------------------------------------

GOVERNMENT AGENCY: 18.2%
$ 2,700,000   Federal Home Loan Bank Bonds, 4.63% 10/09/01           $ 2,694,242
  2,000,000   Federal National Mortgage Association Medium
                    Term Notes, 5.375%, 04/06/01                       1,999,597
  1,500,000   Federal Home Loan Mortgage Corp. Global Notes,
                    5.750%, 06/15/01                                   1,498,322
  1,000,000   Tennessee Valley Authority Bonds, 5.280% 09/14/01        1,001,877
                                                                     -----------
Total Government Agency                                                7,194,038
                                                                     -----------

REPURCHASE AGREEMENT: 14.3%
  5,677,000   Seattle Northwest Securities
              Corporation Government Repurchase
              Agreement $5,677,000, 5.420%, dated 03/30/01, due
              4/02/01, [collateralized by $6,050,000 par value Federal
              Home Loan Bank Note 3.90% due 2/08/02 (collateral market
              value $5,792,875)] (proceeds $5,679,564)
              (cost $5,677,000)                                        5,677,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $39,547,186): 99.9%                                             39,547,186
Other Assets less Liabilities:  0.1%                                      25,845
                                                                     -----------
NET ASSETS: 100.0%                                                   $39,573,031
                                                                     ===========

+ Commercial paper and Banker's Acceptance are purchased at a discount. Rates shown on this statement represent the discount yield.

See accompanying Notes to Financial Statements.



                             RNC MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

Investment portfolio, at value (cost of $39,547,186) ...........   $ 39,547,186
Cash ...........................................................            267
Receivables:
        Interest income ........................................        231,507
        Other assets ...........................................          9,681
                                                                   ------------
                Total assets ...................................     39,788,641
                                                                   ------------

LIABILITIES

Payables:
        Distribution to shareholders ...........................        183,712
        Advisory fees ..........................................         19,382
        Accrued expenses .......................................         12,516
                                                                   ------------
                Total liabilities ..............................        215,610
                                                                   ------------
        Net Assets (equivalent to $1.00 per share based on
                39,572,250 shares of capital stock outstanding)    $ 39,573,031
                                                                   ============

COMPONENTS OF NET ASSETS
Paid-in capital ................................................   $ 39,572,250
Accumulated net investment income ..............................         10,006
Accumulated net realized loss on investments ...................         (9,225)
                                                                   ------------
        Net assets .............................................   $ 39,573,031
                                                                   ============



See accompanying Notes to Financial Statements.


                             RNC MONEY MARKET FUND

STATEMENT OF OPERATIONS For the Six Months ended at March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income:
        Interest ...................................................   $ 1,328,458
                                                                       -----------
                Total income .......................................     1,328,458
                                                                       -----------

Expenses
        Advisory fees ..............................................        85,952
        Distribution fees ..........................................        52,341
        Administration fees ........................................        15,727
        Custody fees ...............................................        16,424
        Legal fees .................................................         7,480
        Fund accounting fees .......................................         6,581
        Transfer agent fees ........................................         3,591
        Registration expense .......................................         7,979
        Audit fees .................................................         4,028
        Director fees ..............................................         2,992
        Insurance expense ..........................................         1,296
        Reports to shareholders ....................................         2,743
        Miscellaneous ..............................................         4,133
                                                                       -----------
                Total expenses .....................................       211,267
                Less: fees waived ..................................       (52,341)
                                                                       -----------
                Net expenses .......................................       158,926
                                                                       -----------
                        Net investment income ......................     1,169,532
                                                                       -----------

REALIZED GAIN ON INVESTMENTS
Net realized gain on investments ...................................           755
                                                                       -----------

                Net increase in net assets resulting from operations   $ 1,170,287
                                                                       ===========


See accompanying Notes to Financial Statements.


                             RNC MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Six Months Ended      Year Ended
                                                        March 31,           Sept. 30,
                                                          2001#                2000
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income ..............................   $   1,169,532    $   2,236,742
Net realized gain (loss) on investments ............             755             (639)
                                                       -------------    -------------
     Net increase in net assets resulting
        from operations ............................       1,170,287        2,236,103
                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..............................      (1,168,871)      (2,227,397)
                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................      84,565,671      211,798,966
Proceeds from shares reinvested ....................         108,153          261,678
        Cost of shares redeemed ....................     (92,446,717)    (203,135,331)
                                                       -------------    -------------
Total increase (decrease) from
        capital share transactions .................      (7,772,893)       8,925,313
                                                       -------------    -------------

        Total increase (decrease) in net assets ....      (7,771,477)       8,934,019
NET ASSETS
Beginning of period ................................      47,344,508       38,410,489
                                                       -------------    -------------

End of period ......................................   $  39,573,031    $  47,344,508
                                                       =============    =============
CHANGE IN CAPITAL SHARES
Shares sold ........................................      84,565,671      211,798,966
Shares reinvested ..................................         108,153          261,678
Shares redeemed ....................................     (92,446,717)    (203,135,331)
                                                       -------------    -------------
        Net increase (decrease) ....................      (7,772,893)       8,925,313
                                                       =============    =============

# Unaudited.



See accompanying Notes to Financial Statements.


                             RNC MONEY MARKET FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                                  Six Months
                                                    Ended
                                                   March 31,                  Year ended September 30,
                                                    2001#           2000        1999        1998        1997       1996
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
     of period ................................   $     1.000  $     1.000 $     1.000 $     1.000 $     1.000 $     1.000
                                                  -----------  ----------- ----------- ----------- ----------- -----------

Income from investment operations:
        Net investment income .................         0.028        0.054       0.044       0.049       0.049       0.047
                                                  -----------  ----------- ----------- ----------- ----------- -----------

Less distributions:
From net investment
     income ...................................        (0.028)      (0.054)     (0.044)     (0.049)     (0.049)     (0.047)
                                                  -----------  ----------- ----------- ----------- ----------- -----------

Net asset value,
     end of period ............................   $     1.000  $     1.000 $     1.000 $     1.000 $     1.000 $     1.000
                                                  -----------  ----------- ----------- ----------- ----------- -----------


        Total return ..........................        2.83%+       5.52%       4.52%       4.99%       5.01%       4.70%
                                                       ====         ====        ====        ====        ====        ====

Ratios/supplemental data:

Net assets, end of
     period (millions) ........................   $    39.6    $    47.3   $    38.4   $    34.1   $    44.6   $    37.7
Ratios of expenses to average net assets:
Before fees waived and
     expenses absorbed ........................        1.01%*       1.05%       1.26%       1.14%       1.08%       1.28%
After fees waived and
     expenses absorbed ........................        0.76%*       0.74%       0.66%       0.76%       0.70%       0.90%
Ratios of net investment income to
     average net assets:
After fees waived and
     expenses absorbed ........................        5.59%+       5.42%       4.48%       4.92%       4.90%       4.70%


# Unaudited.
* Annualized.
+ Not annualized.



See accompanying Notes to Financial Statements.

                                RNC EQUITY FUND

Dear Shareholder,

     As the President and CEO of RNC Capital Management LLC, the advisor to the RNC Equity Fund, I would like to take this opportunity to express my appreciation for your continued participation in the Fund during the last six months.

     The past six months have been some of the most challenging periods for equity returns in over twenty years considering the cumulative effect of two consecutive quarterly declines representing a negative return of 18.75%, for the S&P 500 Index. As a result, the stock market has fallen into Bear market territory for the first time in a decade. One of the longest running Bull markets in modern market history has now come to a screeching halt. The erosion of corporate profits that began in the 4th quarter has carried over into the 1st quarter and with S&P 500 earnings expected to be down as much as 10% has continued to place downward pressure on equities. Despite the four rate cuts initiated by the Federal Reserve Open Market Committee ("FOMC") since the beginning of the year, earnings warnings and disappointments have clearly dampened investors' enthusiasm for stocks. Unfortunately, but to be expected, the Fund has not escaped this environment unscathed and experienced a negative return for the period under review. The Fund's market weighting in technology during the past six months adversely affected returns. The tech-laden NASDAQ declined a record 50% causing significant price erosion in the S&P 500 tech sector as well as the Fund's tech holdings. A slowing economy and a shortfall in capital spending by business exerted severe pressure on the earnings of most technology companies in the 4th quarter of 2000 and has curtailed earnings estimates for 2001. Despite the near-term volatility, we expect the technology sector to once again emerge as a market leader in the second half of 2001. However, our overall broad sector diversification and good stock selection enabled the RNC Equity Fund to remain close in performance to the S&P 500 during this most difficult period.

     Today's equity market valuation reflects greatly diminished expectations from just a year ago. The question of whether the current Price/Earnings ratio ("P/E") is expensive continually arises. Based on historical standards, a trailing P/E of 20.3x at the end of the 1st quarter is high when compared to a forty-year historical average of 15x. However, when two very important ingredients for P/E assessment, inflation and interest rates are factored in, then a P/E of 20x or even higher is not inappropriate. Today's bond yields at around 5% are well below the forty year average of 8.5% while the inflation rate near 3% is also well below the forty year average of 4.5%. Another argument for a structurally higher P/E ratio is the direction of U.S. tax policy towards lower marginal tax rates. Over the past thirty-five years, marginal tax rates have been significantly reduced from peak rates of 92% in personal rates, 52% in the corporate rate and 46% for capital gains. As these rates have fallen, after tax earnings have trended substantially higher along with a generally expanding economy. A further drop in marginal rates will give greater assurance to an economic and profits recovery. As long as interest rates remain stable, inflation stays low and marginal tax rates continue to fall, P/E's of 20x-24x do not appear unwarranted.

     Whether or not the economy slips into a recession over the next two quarters is a close call at this juncture. However we are more confident in suggesting that the stock market may well have seen a bottom towards the end of the 1st quarter and that the profits decline we are currently experiencing may reach a trough by the 2nd or the 3rd quarter at the latest. Since the market typically discounts events six to twelve months out, we believe that by year-end, buoyed by additional rate cuts by the Fed and more favorable taxation policies, the stock market will be recovering. These factors should allow the stock market to post a modest positive gain for the year.

     With that forecast in mind, which implies a fairly sharp recovery from the bottom, we have stayed virtually fully invested. The Fund remains well diversified with ownership primarily of large capitalization companies with consistent, visible earnings across a broad array of sectors. We continue to favor the Healthcare, Financials, Capital Goods, and Technology sectors. In Healthcare, we are emphasizing drug stocks for their ability to sustain strong margins during a period of generally weaker profits for most companies. Pfizer remains our favorite stock in this group due to its stellar longer-term growth opportunity. In the Financials, we are taking a diverse approach by owning high quality names in a variety of subsectors including insurance, banks, and financial services. Valuations in this sector remain attractive. As the Fed continues to lower rates and the economy rebounds, net interest margins should improve and credit quality concerns should abate. Our holding in the leading insurance broker Marsh McLennan, is a good example of this approach. Our technology investments have been very company specific with a focus on those stocks with well above average growth, selling at reasonable valuations and which may even pay a dividend. One example is IBM, which the Fund has owned since inception. IBM is a relatively safe harbor in this turbulent sector. The stock currently sells at a slight discount to the market on a P/E basis. Given IBM's superlative business model and ability to generate sustained earnings increases in a very difficult environment, we think that it should sell at a premium to the market allowing for above market appreciation from current levels. The Capital Goods sector is also overweighted anchored by our ownership of General Electric and Tyco International, both well managed and well-diversified industrial conglomerates with strong earnings growth.

     By the end of the year, as we all look back at this new millennium Bear market, the travails of the past six months should have faded. The Bear will once again have gone back into hibernation as the economy rebounds, profits improve and stock prices resume their long term upward trend. Although it is always possible to retest lows, we believe the worst is behind us and the stock market is poised to move higher between now and year-end.


Sincerely,



/s/ DANIEL J. GENTER
--------------------
Daniel J. Genter
President
RNC Mutual Fund Group, Inc.
RNC Capital Management, LLC




                                RNC EQUITY FUND

INVESTMENT PORTFOLIO at March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Shares  Value
COMMON STOCKS: 96.7%
AUTOMOBILES: 1.3%
     3,000     Ford Motor Co.                                         $   84,360
                                                                      ----------

BANKING: 12.1%
     4,000     Bank of America Corp.                                     219,000
     6,000     Bank of New York Co., Inc.                                295,440
     6,100     JP Morgan Chase & Co.                                     273,890
                                                                      ----------
                                                                         788,330
                                                                      ----------

COMPUTER SOFTWARE AND SERVICES: 8.5%
     3,100     First Data Corp.                                          185,101
     4,000     Microsoft Corp.*                                          218,750
    10,000     Oracle Corp.*                                             149,800
                                                                      ----------
                                                                         553,651
                                                                      ----------

COMPUTERS & PERIPHERALS: 7.8%
     7,000     Hewlett-Packard Co.                                       218,890
     3,000     International Business Machines Corp.                     288,540
                                                                      ----------
                                                                         507,430
                                                                      ----------

CONSUMER STAPLES: 4.5%
     2,500     Kimberly Clark Corp.                                      169,575
     2,000     Procter & Gamble Co.                                      125,200
                                                                      ----------
                                                                         294,775
                                                                      ----------

DIVERSIFIED: 5.8%
     9,000     General Electric Co.                                      376,740
                                                                      ----------

DIVERSIFIED FINANCIAL SERVICES: 4.6%
     6,666     Citigroup, Inc.                                           299,837
                                                                      ----------

DIVERSIFIED MANUFACTURING: 6.0%
     3,000     Honeywell International, Inc.                             122,400
     6,200     Tyco International Ltd.                                   268,026
                                                                      ----------
                                                                         390,426
                                                                      ----------

DRUGS: 9.7%
     2,000     Johnson & Johnson                                         174,940
     6,900     Pfizer, Inc.                                              282,555
     4,900     Schering-Plough Corp.                                     178,997
                                                                      ----------
                                                                         636,492
                                                                      ----------


Shares                                                                   Value
--------------------------------------------------------------------------------

ELECTRONICS: 1.9%
     4,000     Agilent Technologies, Inc.*                            $  122,920
                                                                      ----------

ENERGY: 2.9%
     4,500     The Williams Companies, Inc.                              192,825
                                                                      ----------

ENTERTAINMENT: 2.6%
     6,000     Disney (Walt) Co.                                         171,600
                                                                      ----------

INSURANCE: 6.8%
     2,500     American International Group, Inc.                        201,250
     2,550     Marsh & McLennan Companies, Inc.                          242,326
                                                                      ----------
                                                                         443,576
                                                                      ----------

MEDIA: 2.4%
     4,000     AOL Time Warner, Inc.*                                    160,600
                                                                      ----------

MEDICAL - BIOMEDICAL GENETICS: 3.2%
     2,200     Baxter International, Inc.                                207,108
                                                                      ----------

OIL & GAS SERVICES: 3.1%
     3,500     Schlumberger Ltd.                                         201,635
                                                                      ----------

PETROLEUM: 5.7%
     2,000     Chevron Corp.                                             175,600
     3,000     Texaco, Inc.                                              199,200
                                                                      ----------
                                                                         374,800
                                                                      ----------

SEMICONDUCTORS: 2.4%
     6,000     Intel Corp.                                               157,875
                                                                      ----------

TECHNOLOGY: 1.4%
     3,000     Texas Instruments, Inc.                                    92,940
                                                                      ----------

TELECOMMUNICATIONS - SERVICES: 4.0%
     2,000     BellSouth Corp.                                            81,840
     3,660     Verizon Communications                                    180,438
                                                                      ----------
                                                                         262,278
                                                                      ----------

TOTAL COMMON STOCKS
               (cost $5,809,881)                                       6,320,198
                                                                      ----------


See accompanying Notes to Financial Statements.


                                                                               9



                                RNC EQUITY FUND

INVESTMENT PORTFOLIO at March 31, 2001 (Unaudited) (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 2.7%

Money Market Investment: 2.7%
  $173,827     Firstar Stellar Treasury Fund
                    (cost $173,827)                                     173,827
                                                                     ----------

TOTAL INVESTMENTS IN SECURITIES
(cost $5,983,708+):  99.4%                                            6,494,025
        Other Assets less Liabilities:  0.6%                             41,277
                                                                     ----------
NET ASSETS: 100.0%                                                   $6,535,302
                                                                     ==========


*    Non-income producing security.

+ At March 31 2001, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes.

Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation                                         $ 935,051
Gross unrealized depreciation                                          (424,734)
                                                                      ---------
Net unrealized appreciation                                           $ 510,317
                                                                      =========



                                RNC EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
        Investments in securities, at value (cost $5,983,708) ..    $ 6,494,025
        Receivables:
                Securities sold ................................        139,390
                Due from Advisor ...............................          8,778
                Dividends and interest .........................          4,246
        Deferred organizational costs, net .....................          4,751
        Prepaid expenses .......................................         14,772
                                                                    -----------
                Total assets ...................................      6,665,962
                                                                    -----------

LIABILITIES
Payables:
        Securities purchased ...................................         96,520
        Advisory fees ..........................................          5,916
        Fund shares redeemed ...................................          5,234
        Distribution fees ......................................          4,601
Accrued expenses ...............................................         18,389
                                                                    -----------
                Total liabilities ..............................        130,660
                                                                    -----------

NET ASSETS .....................................................    $ 6,535,302
                                                                    ===========

Net asset value, offering and redemption
     price per share ($6,535,302/455,584
     shares outstanding; 500,000,000 shares,
     authorized with $0.01 par value) ..........................    $     14.34
                                                                    ===========

COMPONENTS OF NET ASSETS
        Paid-in capital ........................................    $ 6,703,737
        Accumulated net investment loss ........................        (10,332)
        Accumulated net realized loss on investments ...........       (668,420)
        Net unrealized appreciation of investments .............        510,317
                                                                    -----------
                Net assets .....................................    $ 6,535,302
                                                                    ===========


See accompanying Notes to Financial Statements.



                                RNC EQUITY FUND

STATEMENT OF OPERATIONS For the Six Months ended March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income
        Dividend (net of foreign tax withheld of $13) ..............   $    49,454
        Interest ...................................................         5,367
                                                                       -----------
                Total income .......................................        54,821
                                                                       -----------

Expenses
        Advisory fees ..............................................        39,489
        Administration fees ........................................        19,836
        Distribution fees ..........................................         9,872
        Registration expense .......................................         7,636
        Legal fees .................................................         7,439
        Audit fees .................................................         7,191
        Fund accounting fees .......................................         6,722
        Custody fees ...............................................         4,346
        Amortization of deferred organizational costs ..............         4,000
        Transfer agent fees ........................................         3,571
        Director fees ..............................................         2,976
        Miscellaneous ..............................................         2,479
        Reports to shareholders ....................................         2,479
        Insurance expense ..........................................           297
                                                                       -----------
                Total expenses .....................................       118,333
                Less: fees waived and expenses absorbed ............       (53,180)
                                                                       -----------
                Net expenses .......................................        65,153
                                                                       -----------

                Net investment loss ................................       (10,332)
                                                                       -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
        Net realized loss on investments ...........................      (586,699)
        Net unrealized depreciation on investments .................    (1,240,402)
                                                                       -----------
                Net realized and unrealized loss on investments ....    (1,827,101)
                                                                       -----------
                        Net decrease in net assets resulting
                              from operations ......................   $(1,837,433)
                                                                       ===========


See accompanying Notes to Financial Statements.




                                RNC EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         Six Months Ended  Year Ended
                                                             March 31,      Sept. 30,
                                                               2001#           2000
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss ...................................   $   (10,332)   $   (46,829)
Net realized gain (loss) on investments ...............      (586,699)       246,152
Net unrealized depreciation on investments ............    (1,240,402)      (175,392)
                                                          -----------    -----------
        Net increase (decrease) in net assets resulting
                from operations .......................    (1,837,433)        23,931
                                                          -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains ...............................      (227,428)          --
                                                          -----------    -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................       253,214      2,029,893
Net asset value of shares issued on reinvestment
        of distributions ..............................       227,428           --
Cost of shares redeemed ...............................    (1,094,984)    (2,228,217)
                                                          -----------    -----------
        Net decrease from capital
share transactions ....................................      (614,342)      (198,324)
                                                          -----------    -----------
                Net decrease in net assets ............    (2,679,203)      (174,393)
NET ASSETS
Beginning of period ...................................     9,214,505      9,388,898
                                                          -----------    -----------
End of period .........................................   $ 6,535,302    $ 9,214,505
                                                          ===========    ===========
CHANGE IN CAPITAL SHARES
Shares sold ...........................................        14,326        160,612
Shares issued on reinvestment of distributions ........        13,570            507
Shares redeemed .......................................       (63,903)       (91,154)
                                                          -----------    -----------
        Net increase (decrease) .......................       (36,007)        69,965
                                                          ===========    ===========

# Unaudited.


See accompanying Notes to Financial Statements.


                                RNC EQUITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

                                             Six Months                                  Nov. 1. 1996*
                                               Ended                                        through
                                              March 31,         Year Ended September 30,   Sept. 30,
                                                2001#        2000       1999       1998      1997
-------------------------------------------------------------------------------------------------------

Net asset value, beginning
of period ...............................   $   18.74    $   18.73  $   15.21  $   14.85  $   12.00

Income from investment operations:
Net investment income (loss) ............       (0.02)       (0.10)     (0.03)      0.01       0.02
Net realized and unrealized
gain on investments .....................       (3.89)        0.11       3.57       0.39       2.83

Total from investment
operations ..............................       (3.91)        0.01       3.54       0.40       2.85

Less distributions:
        From net investment income ......        0.00         0.00      (0.02)     (0.04)      0.00
        From net realized gains .........       (0.49)        0.00       0.00       0.00       0.00

        Total from distributions ........       (0.49)        0.00      (0.02)     (0.04)      0.00

        Net asset value, end of period ..   $   14.34    $   18.74  $   18.73  $   15.21  $   14.85


        Total return ....................      (21.23%)+      0.05%     23.29%      2.68%     23.75%+
Ratios/supplemental data:
Net assets, end of period
(millions) ..............................   $    6.5     $    9.2   $    9.4   $    6.6   $    3.5
Ratios of expenses to average net assets:
Before fees waived and
     expenses absorbed ..................        2.99%++      2.71%      2.79%      3.57%      8.50%++
After fees waived and
     expenses absorbed ..................        1.65%++      1.65%      1.65%      1.64%      1.65%++
Ratios of net investment income to
     average net assets:
Before fees waived and
     expense absorbed ...................       (1.60%)++    (1.53%)    (1.35%)    (1.90%)    (6.53%)++
After fees waived and
     expenses absorbed ..................       (0.26%)++    (0.47%)    (0.21%)     0.03%      0.32%++
        Portfolio turnover rate .........          47%+         61%        46%        20%        38%+

 #       Unaudited.
 *       Commencement of Operations.
 +       Not Annualized.
++       Annualized.

See accompanying Notes to Financial Statements.

                          RNC MUTUAL FUND GROUP, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

        The RNC Mutual Fund Group, Inc. (the "Group"), is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company, with two diversified funds: The RNC Equity Fund (the "Equity Fund") and the RNC Money Market Fund (the "Money Fund"), formerly the RNC Liquid Assets Fund, Inc., (collectively the "Funds"). The Equity Fund began operations on November 1, 1996. The investment objective of the Equity Fund is to seek above-average total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in equity securities. The Money Fund's investment objective is high current income consistent with preservation of capital and liquidity.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Directors. For the Equity Fund short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Money Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

          Short-term portfolio securities for the Money Fund are valued using the amortized cost method, which approximates market value. Commercial paper is purchased at its discounted price and will mature at its principal amounts, with the difference representing interest income when received.

                          RNC MUTUAL FUND GROUP, INC.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of their Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required. As of March 31, 2001, the Money Fund had realized capital losses to offset future net capital gains as follows:

                         Expire          Expire             Expire
                          2006            2007               2008
                          ----            ----               ----
                         $1,570          $7,017              $638

     C. SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. REPURCHASE AGREEMENTS. Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the value of the collateral is at least 102% at all times to the total amount of the repurchase obligation, including interest. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     E. EXPENSES. Expenses that are related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated on the basis of relative net assets.

     F. DEFERRED ORGANIZATION COSTS. The Equity Fund has incurred expenses of $39,116 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Equity Fund commenced operations.

     G. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

                          RNC MUTUAL FUND GROUP, INC.

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS
WITH AFFILIATES

        For the six months ended March 31, 2001, RNC Capital Management LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Equity Fund and 0.41% based upon the average daily net assets for the Money Fund. For the six months ended March 31, 2001, the Equity Fund incurred $39,489 in advisory fees and the Money Fund incurred $85,952.

        The Funds are responsible for their own operating expenses. The Advisor has agreed to limit the Equity Fund's total expenses to not more than 1.65% of its average daily net assets. Any fee withheld or voluntarily reduced and/or any Fund expenses absorbed by the Advisor voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Directors review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. For the six months ended March 31, 2001, the Advisor waived fees and reimbursed expenses in the amount of $53,180 for the Equity Fund.

        Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

RNC Equity
----------
Under $100 million                 $40,000 or 0.10% of average daily net assets,
                                   whichever is greater
$100 to $200 million               0.05% of average daily net assets
$200 million thereafter            0.03% of average daily net assets

                          RNC MUTUAL FUND GROUP, INC.

RNC Money Market
----------------
Under $100 million              $25,000 or 0.075% of average daily net assets,
                                whichever is greater
$100 to $200 million            0.05% of average daily net assets
$200 million thereafter         0.03% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor receives no fees for its services and is an affiliate of the Administrator.

     ICA Fund Services Corporation serves as transfer agent and provides fund accounting services for the Funds. ICA Fund Services Corporation is an affiliate of the Administrator and Distributor.

     The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Funds. The Equity Fund incurred $9,872 in distribution fees for the six months ended March 31, 2001. The Distributor waived all of its fees totaling $52,341 for the six months ended March 31, 2001, for the Money Fund.

     Certain officers of the Fund are officers and/or directors of the Advisor, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

        Purchases and the proceeds from the sales of securities, other than short-term investments, for the six months ended March 31, 2001 were $3,612,009 and $4,539,749 respectively for the Equity Fund.

--------------------------------------------------------------------------------

                                    Advisor
                           RNC CAPITAL MANAGEMENT LLC
                      11601 Wilshire Boulevard, 25th Floor
                             Los Angeles, CA 90025
                                 (800) 576-8229
                               www.rnccapital.com

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 Transfer Agent
                         ICA FUND SERVICES CORPORATION
                       4455 E. Camelback Road, Suite 261E
                               Phoenix, AZ 85108

                                 Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER LLP
                       345 California Street, 29th Floor
                            San Francisco, CA 94104

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------




This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, Equity Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.